SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): July 23, 2003

CBRE HOLDING, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-32983	94-3391143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

865 South Figueroa Street, Suite 3400, Los Angeles, California		90017
(Address of Principal Executive Office)		(Zip Code)

(213) 613-3226

Registrant’s telephone number, including area code

355 South Grand Avenue, Suite 3100, Los Angeles, California 90071

(Former Name or Former Address, if Changed Since Last Report)

Item 2.	Acquisition or Disposition of Assets

On July 23, 2003, pursuant to an Amended and Restated Agreement and Plan of Merger, dated as of May 28, 2003 (the “Merger Agreement”), by and among CBRE Holding, Inc., a Delaware corporation (the “Company”), CB Richard Ellis Services, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Services”), Apple Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Services (“Merger Sub”), and Insignia Financial Group, Inc., a Delaware corporation (“Insignia”), Merger Sub was merged with and into Insignia (the “Merger”). Insignia was the surviving corporation in the Merger and at the effective time of the Merger became a wholly owned subsidiary of Services.

In conjunction with and immediately prior to the Merger, Island Fund I LLC, a Delaware limited liability company (“Island”), which is affiliated with Andrew L. Farkas, Insignia’s former Chairman and Chief Executive Officer, and certain of Insignia’s other former officers, completed its purchase of certain real estate investment assets of Insignia, pursuant to a Purchase Agreement, dated as of May 28, 2003 (the “Island Purchase Agreement”), by and among Insignia, the Company, Services, Merger Sub, and Island.

Pursuant to the terms of the Merger Agreement, as a result of the completion of the Merger, the sale pursuant to the Island Purchase Agreement prior to the Merger and the satisfaction of certain conditions set forth in the Merger Agreement, (i) each issued and outstanding share of common stock, par value $0.01 per share (the “Common Stock”), of Insignia (other than treasury shares) was converted into the right to receive $11.156 in cash, without interest (the “Common Stock Merger Consideration”), (ii) each issued and outstanding share of Insignia’s Series A Preferred Stock, par value $0.01 per share, and Series B Preferred Stock, par value $0.01 per share, was converted into the right to receive $100.00 per share, plus accrued and unpaid dividends, (iii) all outstanding warrants and options other than as described below, whether vested or unvested, were canceled and represented the right to receive a cash payment, without interest, equal to the excess, if any, of the Common Stock Merger Consideration over the per share exercise price of the option or warrant, multiplied by the number of shares of Common Stock subject to the option or warrant less any applicable withholding taxes, and (iv) outstanding options to purchase Common Stock granted pursuant to Insignia’s 1998 Stock Investment Plan, whether vested or unvested, were canceled and represented the right to receive a cash payment, without interest, equal to the excess, if any, of the higher of (x) the Common Stock Merger Consideration, and (y) the highest final sale price per share of the Common Stock as reported on the New York Stock Exchange at any time during the 60-day period preceding the closing of the Merger (which was $11.20), over the exercise price of the options, multiplied by the number of shares of Common Stock subject to the options, less any applicable withholding taxes. Following the Merger, the Common Stock was delisted from the New York Stock Exchange and deregistered under the Securities Exchange Act of 1934, as amended.

The funding to complete the Merger, as well as the refinancing of substantially all of the outstanding indebtedness of Insignia, was obtained through (i) the sale of 6,587,135 shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), of the Company to Blum Strategic Partners, L.P., a Delaware limited partnership, Blum Strategic

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Partners II, L.P., a Delaware limited partnership, and Blum Strategic Partners II GmbH & Co. KG, a German limited partnership, for an aggregate cash purchase price of $105,394,160, (ii) the sale of 227,865 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), of the Company to DLJ Investment Partners, L.P., a Delaware limited partnership, DLJ Investment Partners II, L.P., a Delaware limited partnership, and DLJIP II Holdings, L.P., a Delaware limited partnership, for an aggregate cash purchase price of $3,645,840, (iii) the sale of 625,000 shares of Class A Common Stock of the Company to California Public Employees’ Retirement System for an aggregate cash purchase price of $10,000,000, (iv) the sale of 60,000 shares of Class B Common Stock of the Company to Frederic V. Malek for an aggregate cash purchase price of $960,000, (v) the release from escrow of the net proceeds from the offering by CBRE Escrow, Inc., a wholly owned subsidiary of Services that merged with and into Services in connection with the Merger (“Escrow Sub”), of $200,000,000 of 9¾% Senior Notes due May 15, 2010 (the “Senior Notes”), which Senior Notes had been issued and sold by Escrow Sub on May 22, 2003, (vi) $75 million of term loan borrowings under the Amended and Restated Credit Agreement, dated as of May 22, 2003, by and among Services, the Company, the lenders named therein and Credit Suisse First Boston, as Administrative Agent and Collateral Agent, and (vii) $36,870,229.61 of cash proceeds from the completion of the sale to Island.

The Merger Agreement is hereby incorporated herein by reference to Exhibit 2.1 of this Form 8-K, the Island Purchase Agreement is hereby incorporated herein by reference to Exhibit 2.2 of this Form 8-K, the joint press release of Services and Insignia announcing shareholder approval of the Merger is hereby incorporated herein by reference to Exhibit 99.1 of this Form 8-K and the joint press release of Services and Insignia announcing the completion of the Merger is hereby incorporated herein by reference to Exhibit 99.2 of this Form 8-K. The foregoing descriptions of such documents are qualified in their entirety by reference to such exhibits.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The financial statements information required by Item 7(a) is not included in this filing. The Company intends to file such information as an amendment to this Form 8-K not later than October 6, 2003.

(b)	Pro Forma Financial Information.

The pro forma financial information required by Item 7(b) is not included in this filing. The Company intends to file such information as an amendment to this Form 8-K not later than October 6, 2003.

(c)	Exhibits

The following are furnished as exhibits to this report:

2.1

Amended and Restated Agreement and Plan of Merger, dated as of May 28, 2003, by and among CBRE Holding, Inc., CB Richard Ellis Services, Inc., Apple Acquisition Corp. and Insignia Financial Group, Inc. (incorporated by reference from Appendix A to the Definitive Proxy Statement of Insignia Financial Group, Inc. dated June 24, 2003 and filed with the Securities and Exchange Commission on June 24, 2003).

2.2

Purchase Agreement, dated as of May 28, 2003, by and among Insignia Financial Group, Inc., CBRE Holding, Inc., CB Richard Ellis Services, Inc., Apple Acquisition Corp. and Island Fund I LLC (incorporated by reference from Appendix C to the Definitive Proxy Statement of Insignia Financial Group, Inc. dated June 24, 2003 and filed with the Securities and Exchange Commission on June 24, 2003).

99.1	Press Release, dated July 22, 2003, issued by CB Richard Ellis Services, Inc. and Insignia Financial Group, Inc.

99.2	Press Release, dated July 23, 2003, issued by CB Richard Ellis Services, Inc. and Insignia Financial Group, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBRE HOLDING, INC.

Date: August 7, 2003	By:	/s/ KENNETH KAY
		Name:	Kenneth Kay
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amended and Restated Agreement and Plan of Merger, dated as of May 28, 2003, by and among CBRE Holding, Inc., CB Richard Ellis Services, Inc., Apple Acquisition Corp. and Insignia Financial Group, Inc. (incorporated by reference from Appendix A to the Definitive Proxy Statement of Insignia Financial Group, Inc. dated June 24, 2003 and filed with the Securities and Exchange Commission on June 24, 2003).

2.2	Purchase Agreement, dated as of May 28, 2003, by and among Insignia Financial Group, Inc., CBRE Holding, Inc., CB Richard Ellis Services, Inc., Apple Acquisition Corp. and Island Fund I LLC (incorporated by reference from Appendix C to the Definitive Proxy Statement of Insignia Financial Group, Inc. dated June 24, 2003 and filed with the Securities and Exchange Commission on June 24, 2003).

99.1	Press Release, dated July 22, 2003, issued by CB Richard Ellis Services, Inc. and Insignia Financial Group, Inc.

99.2	Press Release, dated July 23, 2003, issued by CB Richard Ellis Services, Inc. and Insignia Financial Group, Inc.